                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   December 2, 1997
                                                  -----------------------


                         Physicians Quality Care, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
            --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-26137                                     04-3267297
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(Commission File Number)                 (I.R.S. Employer Identification No.)


950 Winter Street
Suite 2410
Waltham, Massachusetts                                              02154
--------------------------------------                          -------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (617) 890-5560
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              (Registrant's telephone number, including area code)

                                  Not Applicable
   ----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.

     On November 30, 1997, Physicians Quality Care, Inc., a Delaware corporation (the "Registrant" or "PQC"), entered into a Merger Agreement (the "Merger Agreement") by and among PQC, Flagship Health II, P.A., a Maryland professional association ("Flagship"), Clinical Associates, P.A., a Maryland professional association ("Clinical"), and the stockholders and optionholders of Clinical listed on Schedule I to the Merger Agreement. Pursuant to the Merger Agreement, Flagship was to acquire Clinical by means of a merger (the "Merger") of Flagship with and into Clinical. The Merger was effected pursuant to Articles of Merger (the "Articles of Merger") by and between Flagship and Clinical. Pursuant to the Merger Agreement, upon the filing of the Articles of Merger, PQC paid the Clinical stockholders and optionholders an aggregate of $3,000,000 and 4,800,000 shares of PQC's Class A Common Stock, $.01 par value per share. As a result of the Merger, Clinical became affiliated with PQC and subject to a services agreement between PQC and Flagship Health, P.A., a Maryland professional association.

     The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2.1 and the Articles of Merger which are filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The financial statements of Clinical, including a conformed copy of the accountant's report (incorporated herein by reference to the Clinical financial statements in the Registrant's Registration Statement on Form S-1 (Registration No. 333-26137, as amended (the "Registration Statement"), declared effective on November 12, 1997 by the Securities and Exchange Commission under the Securities Act of 1933, as amended).

          Financial statements of Clinical have not been furnished herein because, as permitted by General Instruction B.3 of this form, the previously filed information is "substantially the same."

     (b)  Pro Forma Financial Information.
          -------------------------------

          Pro forma financial information for the affiliation with Clinical has not been included here and has not been included in the Registration Statement because of the following:

     1. PQC has limited operating experience and operating history as a physician practice management company,

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     2.   PQC's operations as a physician practice management company differ from those of Clinical, and
     3. the historical costs of Clinicial are not necessarily representative of the amounts and composition of costs which will be incurred by PQC.

     (c)  Exhibits.
          --------

            2.1 Merger Agreement, dated as of November 30, 1997, by and among PQC, Flagship, Clinical and the stockholders and optionholders of Clinical.

            2.2 Articles of Merger, dated December 2, 1997, by and between Clinical and Flagship.

           24.1* Consent of Scheiner, Mister & Grandizio, P.A. regarding Clinical's financial statements.
----------------------------
     * Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-26137).



                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 1997                        PHYSICIANS QUALITY CARE, INC.




                                          By: /s/ Jerilyn Asher
                                              ---------------------------------
                                              Jerilyn Asher
                                              Chief Executive Officer


                                       3
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------


  2.1 Merger Agreement, dated as of November 30, 1997, by and among Physicians Quality Care, Inc., a Delaware corporation, Flagship Health II, P.A., a Maryland professional association ("Flagship"), Clinical Associates, P.A., a Maryland professional association ("Clinical"), and the stockholders and optionholders of Clinical.

  2.2 Articles of Merger, dated December 2, 1997, by and between Clinical and Flagship.

 24.1* Consent of Scheiner, Mister & Grandizio, P.A. regarding Clinical's financial statements.

----------------------------
* Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-26137).